UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 29, 2019

INPIXON

(Exact name of registrant as specified in its charter)

Nevada	001-36404	88-0434915
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2479 E. Bayshore Road, Suite 195 Palo Alto, CA	94303
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 702-2167

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01	Entry into a Material Definitive Agreement.

Exchange Agreement

On January 29, 2019, Inpixon (the “Company”) and the holder (the “Note Holder”) of that certain outstanding convertible promissory note, issued on November 17, 2017 (as amended, supplemented or otherwise modified, the “Original Note”), with an outstanding balance of $383,768.07 (the “Remaining Balance”), entered into an exchange agreement (the “Exchange Agreement”), pursuant to which the Company and the Note Holder agreed to (i) partition a new convertible promissory note in the form of the Original Note (the “Partitioned Note”) in the original principal amount equal to the Remaining Balance (the “Exchange Amount”) and then cause the Remaining Balance to be reduced by the Exchange Amount; and (ii) exchange the Partitioned Note for the delivery of 172,869 shares (each, an “Exchange Share” and collectively, the “Exchange Shares”) of the Company’s common stock, par value $0.001 per share (the “Common Stock”), at an effective price per Exchange Share equal to $2.22 (the “Exchange”). The Exchange was completed on January 29, 2019. Following such partition of the Original Note, the Original Note was deemed paid in full, was automatically deemed canceled, and shall not be reissued.

The foregoing description of the Exchange Agreement is qualified in its entirety by reference to the full text of the Exchange Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is hereby incorporated by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K, to the extent required by this Item 2.03, is incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

The information contained above in Item 1.01 regarding the issuance of the Exchange Shares is hereby incorporated by reference into this Item 3.02. The offer and sale of the Exchange Shares was not registered under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on an exemption from registration under Section 3(a)(9) of the Securities Act, in that (a) the Exchange Shares are being issued in exchange for the Partitioned Note which is another outstanding security of the Company; (b) there is no additional consideration of value being delivered by the Note Holder in connection with the Exchange; and (c) there are no commissions or other remuneration being paid by the Company in connection with the Exchange.

As of January 29, 2019, the Company has issued and outstanding (i) 4,668,902 shares of Common Stock, which includes the issuance of the Exchange Shares, (ii) 1 share of Series 4 Convertible Preferred Stock which is convertible into 202 shares of Common Stock, and (iii) 2,296 shares of Series 5 Convertible Preferred Stock which are convertible into approximately 689,490 shares of Common Stock (subject to rounding for fractional shares).

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Exchange Agreement, dated as of January 29, 2019.

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EXHIBIT INDEX

Exhibit No.	Description

10.1	Exchange Agreement, dated as of January 29, 2019. (1)

(1)	Filed herewith.

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INPIXON

Date: January 29, 2019	By:	/s/ Nadir Ali
	Name:	Nadir Ali
	Title:	Chief Executive Officer

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